                                            Credit Suisse
                                            First Boston



                                                     August 6, 1997



CalEnergy Company, Inc.
CE Electric (NY), Inc.
302 South 36th Street
Suite 400
Omaha, Nebraska  68131


                  Re:      Commitment Letter

Dear Gentlemen:

                  You have advised Credit Suisse First Boston ("CSFB") that a newly formed wholly-owned subsidiary of CalEnergy Company, Inc., a Delaware corporation ("CE"), CE Electric (NY), Inc., a New York corporation ("Bidco"), intends to acquire the issued and outstanding shares of common stock (the "Shares") (calculated on a fully-diluted basis) of New York State Electric & Gas Corporation, a New York corporation ("NYSEG") by means of a takeover bid (the "Tender Offer") and subsequent merger pursuant to which a subsidiary of Bidco will be merged with and into NYSEG (the "Merger") pursuant to a merger agreement with NYSEG (the "Merger Agreement"), and as a result of the Merger, NYSEG shall become a direct or indirect wholly-owned subsidiary of CE. The Tender Offer and the Merger are referred to herein as the "Transactions."

                  CSFB further understands that senior bank financing (the "Senior Financing") is required by Bidco (with respect to the Term Loan Facility defined below) and by Bidco and NYSEG (with respect to the Revolving Credit Facility defined below) in connection with the Transactions, and that such Senior Financing will be in the form of (i) a 5-year term loan facility in the amount of up to U.S. $650 million (the "Term Loan Facility") and (ii) a 5-year revolving credit facility in the amount of up to U.S. $350 million (the "Revolving Credit Facility" and, together with the Term Loan Facility, the "Credit Facility"). A summary of certain preliminary terms and conditions of the Credit Facility are set forth in the attached Summary of Certain Terms and Conditions (the "Term Sheet").

CalEnergy Company, Inc.
CE Electric (NY), Inc.
August 6, 1997
Page 2



                  CSFB also understands that the proceeds from the Credit Facility shall be used to finance the acquisition of Shares pursuant to the Tender Offer and Merger Agreement, to refinance existing indebtedness of NYSEG after giving effect to the Merger, to pay consideration in connection with the Merger, to pay related fees and expenses in connection with the Transactions and to provide for the working capital and general corporate needs of Bidco, NYSEG and their subsidiaries.

                  You have further advised us that in addition to the Credit Facility Bidco will require equity proceeds in connection with the Transactions in an amount which, when aggregated with the proceeds of the Credit Facility, will be sufficient to enable Bidco to fund the purchase all of the Shares and costs associated with the Transactions and for refinancing of certain obligations, which equity proceeds will be contributed by CE through CE's cash on hand and from the proceeds of debt and equity of CE, all as more specifically set forth in certain letters, dated as of the date hereof, among CSFB, other parties and CE ) (the "Debt/Equity Financing").

                  We are pleased to confirm that CSFB hereby commits to provide the entire Credit Facility on the terms and conditions set forth herein and in the Term Sheet and on such other terms and conditions as CSFB deems reasonably necessary or appropriate in the context of the Senior Financing and the proposed Transactions. All aspects of the Senior Financing and the proposed Transactions including, without limitation, the Tender Offer, the Merger, the Merger Agreement, and all documentation relating thereto, shall be in form and substance reasonably satisfactory to CSFB. Please note that the terms and conditions of CSFB's commitment and undertakings hereunder are not limited to those set forth herein or in the Term Sheet. Those matters that are not covered or made clear herein or in the Term Sheet are subject to mutual agreement of the parties. In addition, the commitment of CSFB is subject to: (a) the preparation, execution and delivery of mutually acceptable loan documentation, including a credit agreement and security documentation incorporating substantially the terms and conditions outlined herein and in the Term Sheet;
(b) the absence of any material adverse change in the business, assets, operations, properties, prospects or condition (financial or otherwise) of Bidco or NYSEG and its subsidiaries, taken as a whole, since December 31, 1996;
(c) our not becoming aware after the date hereof of any information or other matter which is inconsistent in a material manner with any information or other matter disclosed to us prior to the date hereof; (d) the absence, prior to and during the syndication of the Senior

CalEnergy Company, Inc.
CE Electric (NY), Inc.
August 6, 1997
Page 3



Facilities, of any competing bank credit for, or debt securities of, CE, Bidco or NYSEG being arranged, offered or placed, other than the Debt/Equity Financing, (e) the review of all aspects of the Tender Offer and Merger, including all documents relating thereto, and the reasonable satisfaction by CSFB therewith; and (f) the other conditions set forth in the Term Sheet.

                  In connection with the Senior Financing, CSFB shall act as sole arranger and administrative agent. You agree that no other entity shall have any title with respect to the Senior Financing or shall be appointed in the capacity of agent, co-agent or arranger without the mutual consent of CE and CSFB. We reserve the right, prior to or after execution of the definitive documentation for the Senior Financing, to syndicate all or part of our commitment to one or more financial institutions or other "accredited investors" (as defined in Regulation D of the Securities Act of 1933, as amended) reasonably acceptable to CE, Bidco and CSFB (collectively, the "Lenders" and each a "Lender") that will become parties to such definitive documentation pursuant to a syndication to be managed and controlled in all respects by CSFB (including, without limitation, as to the timing of all offers to potential Lenders and acceptance of commitments, the amounts offered and the compensation provided to potential Lenders) and that CSFB would act as the sole and exclusive agent for such Lenders (in such capacity, the "Agent"). By your acceptance hereof, you agree both before and after the closing of the Senior Financing to actively assist us in achieving a syndication that is satisfactory to us, which assistance shall include but not be limited to: (a) making senior management and representatives of CE, Bidco and its controlled affiliates available to participate in one or more meetings with potential Lenders at such times and places as CSFB may reasonably request; (b) using all reasonable efforts to ensure that the syndication efforts benefit from CE's and its controlled affiliates' existing banking relationships; and (c) providing CSFB with information reasonably requested to complete the syndication successfully, including, without limitation, the preparation of such offering materials as CSFB may reasonably request.

                  Each of CE and Bidco hereby represents, warrants and covenants that (x) all information (other than projections) and data concerning CE, Bidco and their subsidiaries which has been or is hereafter furnished or otherwise made available to CSFB by CE or Bidco or any of their representatives in connection with the transactions contemplated hereby is and will be complete and correct in all material

CalEnergy Company, Inc.
CE Electric (NY), Inc.
August 6, 1997
Page 4



respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements are made (it being understood by CSFB that any representation by CE and Bidco as to any information relating to NYSEG and its subsidiaries is made to your best knowledge) and (y) all financial projections concerning CE, Bidco and their subsidiaries or the Transactions which have been or are hereafter made available to CSFB or any Lender have been or will be prepared based upon reasonable assumptions and will constitute CE's and Bidco's good faith estimate of the items projected. In issuing this commitment and undertaking, CSFB is relying on the accuracy of the information furnished by CE and Bidco and on CE's and Bidco's behalf.

                  To induce us to issue this letter, CE and Bidco, jointly and severally, hereby agree to pay on demand, whether or not any element of the Transactions is consummated or the Senior Financing is closed or signed, all reasonable costs and expenses (including the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Agent, any local counsel retained to represent the Agent and all of the reasonable out-of-pocket expenses of CSFB and its affiliates) incurred by CSFB in connection with the preparation, execution and delivery of this letter and the definitive financing agreements for the Senior Financing (and our due diligence and syndication efforts in connection therewith). In addition, you hereby agree to pay when and as due the fees described in the Fee Letter referred to below. You further agree to indemnify and hold harmless CSFB, each Lender and each director, officer, employee and affiliate thereof (each an "indemnified person") in connection with any losses, claims, damages, liabilities or other expenses to which any such indemnified person may become subject, insofar as such losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) or other expenses arise out of or in any way relate to or result from the Transactions (or any element thereof) or this letter or the extension of the Senior Financing contemplated by this letter, or in any way arise from any use or intended use of this letter or the proceeds of any of the Senior Financing contemplated by this letter, and you agree to reimburse each indemnified person for any reasonable legal or other expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability or action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which any such expenses arise), provided that you

CalEnergy Company, Inc.
CE Electric (NY), Inc.
August 6, 1997
Page 5



shall have no obligation hereunder to indemnify any indemnified person for any loss, claim, damage, liability or expense to the extent it is determined by final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such indemnified person. This letter is furnished for your benefit, and may not be relied upon by any other person or entity. Neither CSFB, any Lender nor any of their respective affiliates shall be responsible or liable to you or any other person for consequential damages which may be alleged as a result of this letter.

                  CSFB reserves the right to employ the services of its affiliates in providing the services contemplated by this letter and to allocate, in whole or in part, to such affiliates certain fees payable to CSFB in such manner as CSFB and its affiliates may agree in their sole discretion. You acknowledge that CSFB may share with any of its affiliates, and such affiliates may share with CSFB, any information relating to CE, Bidco and their respective subsidiaries and affiliates or NYSEG and its subsidiaries and affiliates (including, without limitation, any non-public information regarding CE, Bidco and their respective subsidiaries and affiliates or NYSEG and its subsidiaries and affiliates), subject to CSFB's maintaining the confidential treatment of such confidential information.

                  The provisions of the two immediately preceding paragraphs shall survive any termination of this letter.

                  The provisions of this letter are supplemented as set forth in a separate fee letter dated the date hereof from us to you (the "Fee Letter") and are subject to the terms of such Fee Letter. By executing this letter, you acknowledge that this letter, the Term Sheet and the Fee Letter are the only agreements between you and CSFB with respect to the Credit Facilities and set forth the entire understanding of the parties with respect thereto. None of this letter, the Term Sheet nor the Fee Letter may be changed except pursuant to a writing signed by each of the parties hereto.

                  You agree that this letter is for your confidential use only and you are not authorized to show or disclose this letter or the contents thereof in any public filing or announcement or to any other person or entity (other than your legal and financial advisors in connection with your evaluation hereof and on a confidential

CalEnergy Company, Inc.
CE Electric (NY), Inc.
August 6, 1997
Page 6



basis) provided that after such time as you have accepted this letter and the Fee Letter as provided below you may make such disclosure of this letter (but not the Fee Letter) as is required by law or regulation in the opinion of your counsel. If this letter is not accepted by you as provided below, you are directed to immediately return this letter (and any copies hereof) to CSFB.

                  Our commitment pursuant to this letter shall terminate at 5:00 p.m. (New York time) on August 6, 1997 unless you shall have accepted this letter and the enclosed fee letter on or prior to such date and shall in any event terminate at 5:00 p.m. (New York time) on October 15, 1997 unless definitive credit documentation acceptable to us has been executed and delivered.

                  If you are in agreement with the foregoing, please sign and return to CSFB the two enclosed copies of this letter, together with two executed copies of the accompanying fee letter fully executed by the parties thereto. This letter may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This letter, the Term Sheet and the Fee Letter shall be governed by and construed in accordance with the laws of the State of New York. Each of CE and Bidco hereby irrevocably waive all rights to trial by jury of any actions, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this

CalEnergy Company, Inc.
CE Electric (NY), Inc.
August 6, 1997
Page 7


letter, the transactions contemplated hereby or the actions of CSFB in negotiation, performance or enforcement hereof.

                  We are pleased to have been given the opportunity to assist you in connection with the Transactions.

                                            Very truly yours,

                                            CREDIT SUISSE FIRST BOSTON


                                            By: /s/ Richard Carey
                                               ---------------------------
                                                  Title: Director


                                            By: /s/ James Moran
                                               ---------------------------
                                                  Title: Director

Agreed to and Accepted this
6th day of August, 1997.

CALENERGY COMPANY, INC.


By: /s/ Steven A. McArthur
   -------------------------------
   Title: Senior Vice President,
            General Counsel and
            Secretary


CE ELECTRIC (NY), INC.


By: /s/ Steven A. McArthur
   -------------------------------
   Title: Senior Vice President,
            General Counsel and
            Secretary

--------------------------------------------------------------------------------
                          SUMMARY TERMS AND CONDITIONS
                       $1,000,000,000 CREDIT FACILITIES*
--------------------------------------------------------------------------------



BORROWER:                          1. Term Loan Facility: CE Electric (NY),
                                   Inc., a New York corporation ("Bidco"), a newly formed, wholly owned subsidiary of CalEnergy Company, Inc.

                                   2. Revolving Credit Facility: Bidco and/or
                                   New York State Electric & Gas Corporation, a
                                   New York corporation, the shares of which are subject to the tender offer by Bidco ("NYSEG").

FACILITY AND AMOUNTS:              $650 Million Term Loan Facility (the "Term
                                   Loan Facility"), with a bullet maturity.

                                   $350 Million Revolving Credit Facility (the
                                   "Revolving Credit Facility).

                                   The Term Loan Facility and Revolving Credit
                                   Facility are referred to herein collectively as the "Credit Facilities."

ARRANGER AND ADMINISTRATIVE        Credit Suisse First Boston ("CSFB").
AGENT:

LENDERS: A syndicate of lenders (the "Lenders") arranged by CSFB and reasonably acceptable to the Borrower.

FINAL MATURITY:                    Fifth Anniversary of the date on which the
                                   Credit Agreement evidencing the Credit
                                   Facilities is executed and delivered (such date, the "Effective Date").

AVAILABILITY:                      The Term Loan Facility shall be available to
                                   be drawn in multiple drawings for a period of one year from the Closing Date. Loans under the Revolving Credit Facility may be borrowed, repaid and reborrowed until the Final Maturity Date.

USE OF PROCEEDS:                   Term Loan Facility: Together with proceeds
                                   of equity contributions (the "Initial
                                   Equity Contribution") which are sufficient, when combined with the proceeds of the Term
                                   Loan Facility, to fund the purchase price of all of the Shares and costs associated with the Transactions, for refinancing of certain obligations and for working capital purposes.

                                   Revolver: Refinancing of certain obligations and for working capital purposes.

SECURITY:                          The Facilities will be secured by (A) a
                                   perfected first priority lien on, and pledge of, (i) all of the capital stock of Bidco, and

-------------
* Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Commitment Letter to which this Summary of Terms and Conditions is attached.

                                   (ii) the Shares of NYSEG owned by Bidco or any of its affiliates or designees, and (B) a perfected first priority lien on, and security interest in, all of the tangible and intangible properties and assets (including all real property interests) of Bidco (it being understood that none of the foregoing shall be subject to any other liens or security interests, except for certain customary exceptions to be agreed upon).

TERMINATION OF                     The commitments in respect of the Credit
COMMITMENTS:                       Facilities will terminate in their entirety
                                   on December 31, 1998 if the initial funding under the Credit Facilities does not occur on or prior to such date.

INTEREST RATES:                    Base Rate or Eurodollar Rate Loans, with
                                   both the Base Rate Facility Applicable
                                   Margins and Eurodollar Rate Applicable
                                   Margins determined according to a ratings grid based on the Bidco's senior unsecured debt rating, as set forth on Schedule I.

DEFAULT RATE:                      The applicable interest rate (including
                                   applicable margin) plus 2.00% per annum.

COMMITMENT FEES:                   Payable on undrawn amount of the Credit
                                   Facilities, commencing on the dates the
                                   Credit Agreement evidencing the Credit
                                   Facilities is executed, at the rates
                                   determined according to a ratings grid based on Bidco's senior unsecured debt rating set forth on Schedule 1.

OTHER FEES:                        Payable pursuant to the separate fee
                                   letters.

VOLUNTARY PREPAYMENTS/
REDUCTIONS IN COMMITMENTS:         Term Loan Facility: All or any portion of
                                   the Term Loans may be prepaid at any time and the unutilized portion of the Term Loan
                                   Facility may be terminated in whole or in part (in minimum amounts to be agreed upon) at Bidco's option, without premium or penalty (except, in the case of Eurodollar
                                   Rate borrowings, prepayments not made on the last day of the relevant interest period).
                                   Such prepayments of Term Loans may not be reborrowed.

                                   Revolving Credit Facility: The unutilized portion of the commitments under the Revolving Facility may be reduced and loans under such Revolving Credit Facility may be repaid at any time, in each case, at the option of the Borrower, in a minimum principal amount and in multiples to be agreed upon, without premium or penalty (except, in the case of Eurodollar Rate borrowings, prepayments made on the last day of the relevant interest period).

MANDATORY PREPAYMENTS:             The Term Loan Facility is subject to
                                   mandatory repayment in the amount of
                                   proceeds of asset sales not in the ordinary course of business, in amounts to be determined.

                                   Mandatory prepayments of Term Loans may not be reborrowed.

CONDITIONS PRECEDENT:              Those conditions precedent to the making of
                                   the Term Loan and the initial Revolving
                                   Credit Loans (the date of such initial Loan, the "Closing Date") shall be those which are usual and customary for this type of credit facility, and such additional conditions precedent as are appropriate under the circumstances including, but not limited to:

                                   (A)  Receipt of net proceeds from the
                                        Initial Equity Contribution and the
                                        Term Loan Facility in sufficient
                                        amounts to fund the purchase price for
                                        all of the Shares, costs of the
                                        Transactions and to refinance
                                        obligations required to be refinanced.

                                   (B)  The delivery of (i) customary legal
                                        opinions in form and substance
                                        satisfactory to the Lenders, (ii)
                                        customary officers' certificates,
                                        together with the accompanying charter
                                        documents and corporate resolutions, in
                                        form and substance satisfactory to the
                                        Lenders, and (iii) other closing
                                        documents, agreements and certificates
                                        customary for such agreements or
                                        reasonably requested by the Arranger.

                                   (C)  The Board of Directors of the Borrower
                                        and NYSEG shall have authorized and
                                        approved the Merger Agreement and the
                                        Lenders shall have received
                                        satisfactory evidence of the same. The
                                        Borrower and NYSEG shall have entered
                                        into the Merger Agreement and the
                                        Merger Agreement shall be in full force
                                        and effect. The terms, conditions and
                                        structure of the Tender Offer and the
                                        Merger, including any amendments
                                        thereto (and the documentation
                                        therefor) shall be in form and
                                        substance reasonably satisfactory to
                                        the Arranger and the Lenders. All
                                        Tendered Shares shall have been
                                        accepted for payment in accordance
                                        with the terms of the Tender Offer. The
                                        Borrower shall, upon consummation of
                                        the Tender Offer, own and control such
                                        number of Shares (on a fully diluted
                                        basis) as shall be necessary to approve
                                        the Merger without the affirmative vote
                                        or approval of any other securityholder
                                        or entity. The Tender Offer and the
                                        financing therefor shall be in
                                        compliance with all laws and
                                        regulations, including any state
                                        anti-takeover law regulating the Tender
                                        Offer or the Merger, or the Arranger
                                        shall have determined such to be
                                        inapplicable to the Tender Offer and
                                        the Merger. The Arranger shall have
                                        received copies, certified by Bidco, of
                                        all filings made with any governmental
                                        authority in connection with the Tender
                                        Offer, the Merger or the other
                                        Transactions.

                                   (D)  Not less than 662/3% of the Shares be
                                        owned by Bidco and/or shall have been
                                        tendered and not withdrawn pursuant to
                                        the Tender Offer and Merger Agreement.

                                   (E)  Either (i) Bidco shall have received
                                        not less than an investment grade
                                        rating with respect to its senior
                                        unsecured debt by both of Standard and
                                        Poors, Inc. ("S&P")
                                        and  Moody's Investor Services, Inc.
                                        ("Moody's") or (ii) financial tests to
                                        be agreed upon.

                                   (F)  NYSEG shall not have any "poison pill"
                                        rights or shall have redeemed such
                                        rights at a nominal price, or the
                                        Arranger shall otherwise be satisfied
                                        that such rights are null and void as
                                        applied to the Tender Offer and the
                                        Merger.

                                   (G)  All material terms and conditions in
                                        the Tender Offer shall have been
                                        satisfied, and not waived, amended,
                                        supplemented or otherwise modified
                                        except with the consent of the Arranger
                                        and the Lenders, to the satisfaction of
                                        the Arranger and the Lenders.

                                   (H)  All of the net proceeds of the Initial
                                        Equity Contribution shall have been
                                        applied by Bidco to the purchase of the
                                        Shares tendered.

                                   (I)  Each of the Transactions shall have
                                        been consummated in all material
                                        respects in accordance with the terms
                                        hereof and the terms of documentation
                                        therefor (without the waiver of any
                                        material condition unless consented to
                                        by the Arranger and the Lenders) that
                                        are in form and substance reasonably
                                        satisfactory to the Arranger and the
                                        Lenders.

                                   (J)  All requisite third parties and
                                        governmental authorities shall have
                                        approved or consented to the
                                        Transactions and the other transactions
                                        contemplated hereby (without the
                                        imposition of any materially burdensome
                                        or adverse conditions) and all such
                                        approvals and consents shall be in full
                                        force and effect (or there shall be a
                                        plan reasonably satisfactory to the
                                        Arranger for the obtaining thereof),
                                        including, without limitation, the
                                        approved of the New York Public Service
                                        Commission (the "New York PSC"), the
                                        Nuclear Regulatory Commission (the
                                        "NRC") and the Federal Energy
                                        Regulatory Commission ("FERC"). All ap-
                                        plicable waiting periods shall have
                                        expired without any action being taken
                                        by any competent authority which re-
                                        strains, prevents, or imposes
                                        materially adverse conditions upon
                                        the Transactions.

                                   (K)  There shall not have occurred or become
                                        known (i) any material adverse change
                                        or any condition or event that could
                                        reasonably be expected to result in a
                                        material adverse change in the
                                        business, assets, liabilities (contin-
                                        gent or otherwise), operations,
                                        condition (financial or otherwise),
                                        solvency, properties or material
                                        agreements (each, a "Material Adverse
                                        Change") of Bidco or NYSEG, together
                                        with their respective subsidiaries
                                        taken as a whole, as the case may be
                                        (and before and after giving effect to
                                        the Transactions), (ii) any facts or
                                        circumstances discovered by the
                                        Lenders in the course of their ongo-
                                        ing due diligence investigation of the
                                        Transactions, Bidco
                                        and  NYSEG and their respective
                                        subsidiaries after giving effect to the
                                        Transactions, and the other
                                        transactions contemplated hereby, which
                                        (x) the Arranger and the Lenders
                                        reasonably believe could, individually
                                        or in the aggregate, have a material
                                        adverse effect on the Transactions or
                                        result in a Material Adverse Change
                                        with respect to Bidco or NYSEG,
                                        together with their respective
                                        subsidiaries taken as a whole, as the
                                        case may be (and before and after
                                        giving effect to the Transactions), or
                                        the tax or accounting consequences of
                                        the Transactions, or (y) would be
                                        materially inconsistent with the
                                        assumptions underlying the projections
                                        delivered to the Lenders in
                                        syndication, (iii) any transaction
                                        (other than the Transactions) entered
                                        into by Bidco or NYSEG or any of their
                                        respective subsidiaries, whether or not
                                        in the ordinary course of business,
                                        that, in the reasonable judgment of the
                                        Arranger and the Required Lenders, is
                                        material to Bidco or NYSEG, together
                                        with their respective subsidiaries
                                        taken as a whole, or (iv) any dividend
                                        or distribution of any kind declared or
                                        paid by Bidco or NYSEG on its capital
                                        stock (other than regular dividends by
                                        NYSEG).

                                   (L)  There shall not exist any threatened or
                                        pending action, proceeding or
                                        counterclaim by or before any court or
                                        governmental, administrative or
                                        regulatory agency or authority,
                                        domestic or foreign, (i) challenging
                                        the consummation of any of the
                                        Transactions or which would restrain,
                                        prevent or impose burdensome conditions
                                        on the Transactions, individually or in
                                        the aggregate, or any other transaction
                                        contemplated hereunder, (ii) seeking to
                                        prohibit the ownership or operation by
                                        Bidco or any of its subsidiaries of all
                                        or a material portion of any of their
                                        businesses or assets or businesses or
                                        the Shares of NYSEG, or (iii) seeking
                                        to obtain, or having resulted in the
                                        entry of, any judgment, order or
                                        injunction that (a) would restrain,
                                        prohibit or impose adverse conditions
                                        on the ability of the Lenders to make
                                        the Loans under the Credit Facilities,
                                        (b) could be reasonably expected to
                                        result in a Material Adverse Change
                                        with respect to Bidco or NYSEG,
                                        together with their respective
                                        subsidiaries taken as a whole, as the
                                        case may be (and before and after
                                        giving effect to tie Transactions), (c)
                                        could reasonably be expected to affect
                                        the legality, validity or
                                        enforceability of any Credit Document
                                        or any documents relating thereto or
                                        could have a material adverse effect on
                                        the ability of any Credit Party to
                                        fully aid timely perform their obliga-
                                        tions under the Credit Documents or the
                                        rights and remedies of the Lenders,
                                        (d) would be materially inconsistent
                                        with the stated assumptions underlying
                                        the projections provided to the
                                        Arranger and the Lenders, or (e) is
                                        seeking any material damages as a
                                        result thereof.

                                   (M)  The Arranger and the Required Lenders
                                        shall be satisfied (in their reasonable
                                        judgment) with the corporate and
                                        organizational structure of Bidco,
                                        NYSEG and their re-
                                        spective subsidiaries (after giving
                                        effect to the Transactions), including
                                        as to direct and indirect ownership and
                                        as to the terms of the indebtedness and
                                        capital stock of Bidco, NYSEG and their
                                        respective subsidiaries. Immediately
                                        after giving effect to the Tender Offer
                                        and the borrowings under the Credit
                                        Facilities, Bidco, NYSEG and its
                                        subsidiaries shall have no outstanding
                                        indebtedness or preferred stock other
                                        than the Loans, the existing
                                        indebtedness of NYSEG and the existing
                                        preferred stock of NYSEG.

                                   (N)  Any defaults in any material agreements
                                        of Bidco or NYSEG that may result from
                                        the Transactions shall have been
                                        resolved or otherwise addressed in a
                                        manner reasonably satisfactory to the
                                        Arranger and the Lenders; and no law or
                                        regulation shall be applicable in the
                                        reasonable judgment of the Arranger and
                                        the Lenders that restrains, prevents or
                                        imposes materially adverse conditions
                                        upon any component of the Transactions
                                        or the financing thereof, including the
                                        extensions of credit under the Credit
                                        Facilities.

                                   (O)  All other material documentation and
                                        agreements related to the Transactions
                                        or which, in the reasonable judgment of
                                        the Arranger and the Lenders, affects
                                        the extension of credit under the
                                        Credit Facilities in any respect shall
                                        be in form and substance reasonably
                                        satisfactory to the Arranger and the
                                        Lenders; and all conditions precedent
                                        under all documentation relating to the
                                        Transactions (other than the
                                        conditions precedent set forth in the
                                        Credit Agreement) or the financing or
                                        refinancing thereof as the case may be
                                        shall have been satisfied (except to
                                        the extent such conditions have been
                                        waived with the prior consent of the
                                        Arranger and the Lenders).

                                   (P)  All loans and other financing to the
                                        Borrowers shall be in full compliance
                                        with all applicable requirements of
                                        Regulations G, T, U and X of the Board
                                        of Governors of the Federal Reserve
                                        System.

                                   (Q)  All accrued fees and expenses
                                        (including the reasonable fees and
                                        expenses of counsel to the Lenders, the
                                        Arranger and the Administrative Agent)
                                        of the Lenders, the Arranger and the
                                        Administrative Agent in connection with
                                        the Credit Documents shall have been
                                        paid.

                                   (R)  The Arranger shall be satisfied as to
                                        the amount and nature of all tax,
                                        ERISA, employee retirement benefit, and
                                        other contingent liabilities to which
                                        the Bidco, NYSEG or any of their
                                        respective subsidiaries may be subject,
                                        and the plans of Bidco, NYSEG and its
                                        subsidiaries with respect thereto.

                                   (S)  The Lenders shall have received a pro
                                        forma balance sheet satisfactory to the
                                        Arranger and the Lenders of the

                                        Borrowers and their subsidiaries as at
                                        the Closing Date and after giving
                                        effect to the Transactions and the
                                        financings contemplated hereby, which
                                        pro forma balance sheet shall be
                                        substantially in conformity with that
                                        delivered to the Lenders during
                                        syndication. The Lenders shall have
                                        received projected cash flows and
                                        income statements for the period of
                                        nine years following the Closing Date,
                                        which projections shall be (i) based
                                        upon reasonable assumptions made in
                                        good faith and (ii) substantially in
                                        conformity with those projections
                                        delivered to the Lenders during
                                        syndication.

CONDITIONS TO ALL                  Each extension of credit under the Credit
EXTENSION OF CREDIT:               Facilities will be subject to the (i)
                                   absence of any Default or Event of Default, and (ii) continued accuracy of representations and warranties (except representations and warranties which are made only as of a prior date).

REPRESENTATIONS AND                Those representations and warranties to be
WARRANTIES:                        made by the Borrowers which are usual and
                                   customary for this type of facility, and such additional representations and warranties as are appropriate under the circumstances including, but not limited to (subject to materiality thresholds, where appropriate, to be mutually agreed):

                                   i)     Corporate existence.

                                   ii)    Corporate power and
                                          authority/enforceability.

                                   iii)   No violation of law or organizational
                                          documents or material contracts.

                                   iv)    No material litigation or contingent
                                          liabilities.

                                   v)     Correctness of financial statements
                                          and other financial information and
                                          no material adverse change.

                                   vi)    As of the date of funding of any
                                          loans under the Facilities, no
                                          required governmental or third party
                                          approvals and consents (except as
                                          have been obtained and which are in
                                          full force and effect, including,
                                          without limitation, those of the New
                                          York PSC, the NRC and FERC).

                                   vii)   Use of proceeds/compliance with
                                          margin regulations.

                                   viii)  Environmental matters.

                                   ix)    Payment of taxes.

                                   x)     Not an investment company or public
                                          utility holding company.

                                   xi)    Compliance with laws (including
                                          ERISA).

                                   xii)   Title to properties, leases.

                                   xiii)  No default or event of default.

COVENANTS:                         Those covenants usual and customary for this
                                   type of credit facility, and such additional covenants as are appropriate under the circumstances (with customary exceptions to be agreed upon), all such covenants to be applicable to Bidco, NYSEG and their respective subsidiaries. Although the covenants have not yet been specifically determined, it is anticipated that the covenants shall in any event include:

                                   i)     Limitations on incurrence of Bidco
                                          indebtedness and NYSEG indebtedness
                                          with customary exceptions.

                                   ii)    Limitations on mergers, acquisitions,
                                          joint ventures, partnerships and
                                          acquisitions and dispositions of
                                          assets.

                                   iii)   Limitations on sale-leaseback
                                          transactions and lease payments.

                                   iv)    Limitations on restricted payments
                                          (including prohibition on the payment
                                          of dividends), although dividends may
                                          be payable in an amount not to exceed
                                          100% of net income, subject (in each
                                          case both immediately before and
                                          after giving effect thereto) to
                                          absence of default or event of
                                          default, compliance with financial
                                          covenant tests and maintenance of
                                          senior unsecured debt ratings of not
                                          less than investment grade by both
                                          Moody's and S&P.

                                   v)     Limitations on prepayments of other
                                          indebtedness and amendments thereto,
                                          and amendments to organizational
                                          documents.

                                   vi)    Limitations on transactions with
                                          affiliates.

                                   vii)   Limitations on investments.

                                   viii)  Maintenance of existence and
                                          properties.

                                   ix)    Limitations on liens.

                                   x)     Financial Covenants set forth below
                                          at levels to be determined and
                                          agreed upon:
                                             o  Fixed Charge Coverage Ratio
                                             o  EBITDA to Interest
                                             o  Debt to Total Capitalization

                                   xi)    Obligation to repay or refinance all
                                          existing bank debt.

                                   xii)   Adequate insurance coverage.

                                   xiii)  ERISA covenants.

                                   xiv)   Financial reporting, notice of
                                          material events and visitations and
                                          inspection rights.

                                   xv)    Compliance with laws, including
                                          environmental.

                                   xvi)   Payment of taxes.

                                   xvii)  Lines of business.

                                   xviii) Limitation on dividend and other
                                          payment restrictions affecting
                                          subsidiaries.

                                   xix)   Restriction on changes to Merger
                                          Agreement.

EVENTS OF DEFAULT:                 Those events of default usual and customary
                                   for this type of facility, and such
				   additional events of default as are
                                   appropriate under the circumstances,
                                   including but not limited to:

                                   i)     Failure to pay principal, interest,
                                          fees and other amounts under the
                                          Credit Documents when due (subject,
                                          other than in the case of payment of
                                          principal, to customary grace
                                          periods).

                                   ii)    Violation of covenants under the
                                          Credit Documents (with grace periods
                                          for certain covenants, where
                                          appropriate).

                                   iii)   Representations and warranties not
                                          true and correct in any material
                                          respect.

                                   iv)    Cross default and cross acceleration
                                          to indebtedness in each case in
                                          excess of a certain dollar threshold
                                          (to be determined).

                                   v)     Judgment defaults in excess of a
                                          certain dollar threshold (to be
                                          determined).

                                   vi)    Bankruptcy and insolvency of
                                          Borrower, NYSEG or any of their
                                          respective material subsidiaries.

                                   vii)   Change of ownership or control.

                                   viii)  ERISA.

                                   ix)    Failure of the Merger to be
                                          consummated within 6 months of
                                          initial funding of the Facilities,
                                          provided that two additional 3 month
                                          periods shall be permitted if the
                                          reason for the failure of the Merger
                                          to have been consummated within
                                          such initial 6 month period (or, in
                                          the case of the second 3 month
                                          period, within the initial extended 3
                                          month period) is the failure to
                                          obtain final regulatory approvals
                                          necessary for such Merger, which
                                          regulatory approvals are reasonably
                                          expected (in the judgment of the
                                          Administrative Agent) to be obtained
                                          within each extended 3 month period
                                          and provided that the Borrower has
                                          taken all necessary action to obtain
                                          such regulatory approvals and
                                          diligently pursues the same.

ASSIGNMENT AND                     The Borrower may not assign its rights or
PARTICIPANTS:                      obligations under the Facilities without the
                                   prior written consent of the Lenders. Any
                                   Lender may assign, and may sell
                                   participations in, its rights and
                                   obligations under the Facilities, subject
                                   (x) in the case of participations, to
                                   customary restrictions on the voting rights of the participants, (y) in the case of assignments, the payment of a fee equal to $3,500 to the Administrative Agent by the assignor or assignee Lender (other than in connection with an assignment to another existing Lender, an existing Lender's affiliate or to a Federal Reserve Bank) and a minimum assignment amount of $5MM (other than in connection with an assignment to another existing Lender, and existing
                                   Lender's affiliate or to a Federal Reserve
                                   Bank) and to the consent of the Borrower, the Administrative Agent and the issuing
                                   Lender, such consent, in each case, not to be unreasonably withheld. Assignments will be by novation.

COST AND YIELD                     Usual for facilities and transactions of
PROTECTIONS:                       this type including, without limitation,
                                   reserve adjustments for LIBOR.

GOVERNING LAW:                     The rights and obligations of the parties
                                   under the Credit Documents shall be
                                   construed in accordance with and governed by the law of the State of New York.

INDEMNIFICATION:                   The Credit Documents will contain customary
                                   indemnities for the Administrative Agent and the Lenders and their respective affiliates, officers, directors and controlling persons
                                   (other than as a result of such indemnified person's gross negligence or willful misconduct).

REQUIRED LENDERS:                  51%.

COUNSEL FOR ARRANGER:              Skadden, Arps, Slate, Meagher & Flom LLP.

SCHEDULE I

                                 Pricing Grid

The Eurodollar Loan Margin, the Base Rate Loan Margin and the rate for Commitment Fees shall be determined in accordance with this Pricing Grid based upon Bidco's Senior Unsecured Long-Term Debt Ratings established by S&P and Moody's as follows:


                     SENIOR UNSECURED LONG-                        EURODOLLAR           BASE RATE
                     TERM DEBT RATINGS                             LOAN                 LOAN               COMMITMENT
                     -----------------------                       MARGIN               MARGIN             FEE
CATEGORY             S&P                       MOODY'S
------------------------------------------------------------------------------------------------------------------------------
1                    BBB                       Baa2                50 bps               0 pbs              18.75 bps
2                    BBB-                      Baa3                70 bps               0 bps              25 bps
3                    BB+                       Ba1                 100 bps              0 bps              37.5 bps
4                    BB                        Ba2                 150 bps              50 bps             50 bps



If Bidco is split-rated and the ratings differential is one level, the lower rating will apply. If Bidco is split-rated and the ratings differential is two levels or more, the rating at the midpoint will apply. If there is no midpoint rating, the lower of the two intermediate ratings will apply. If there is no unsecured debt rating of Bidco, Category 2 will apply.